UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

Empire State Building Associates L.L.C.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-827

A New York Limited Liability Company	13-6084254
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

60 East 42nd Street, New York, New York 10165

(Address of principal executive offices, including zip code)

(212) 687-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 24, 2013, the supervisor of Empire State Building Associates L.L.C. (the “Company”) sent an update letter to participants in the Company and in other entities supervised by the supervisor. A copy of the letter is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 8.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit

Number	Exhibit Description

99.1	Letter dated June 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empire State Building Associates L.L.C.

Date: June 25, 2013	By:	/s/ Mark Labell
		Name:	Mark Labell
		Title:	Senior Vice President – Finance
Malkin Holdings LLC, Supervisor*

*	The Company is a limited liability company
supervised by Malkin Holdings LLC. Accordingly,
this Form 8-K is being signed by a senior
executive of Registrant’s supervisor.